Exhibit 3-A

                                STATE OF SOUTH CAROLINA
                                  SECRETARY OF STATE
                                       JIM MILES

                              ARTICLES OF INCORPORATION


If possible, please print in black ink or type.

1. The name of the proposed corporation is  New Sub II, Inc.
                                           -----------------

2. The initial registered office of the corporation is  1301 Gervais St., 17th
                                                                          Floor
                                                        -----------------------
                                                           (Street & Number)

  Columbia                  Richland          South Carolina        29201
 -------------------------------------------------------------------------------
    City                     County                State           Zip Code
and the initial registered agent at such address is:
John W. Currie
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3.  The corporation is authorized to issue shares of stock as follows, Complete
    "a" or "b", whichever is applicable:

    a. [X] If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 1,000
                                                      -------------------------
    b. [ ] The corporation is authorized to issue more than one class of shares:

                  Class of Shares               Authorized No. of Each Class

           --------------------------           ----------------------------
           --------------------------           ----------------------------
           --------------------------           ----------------------------

         The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows: Not applicable

4. The existence of the corporation shall begin as of the filing date with the Secretary of State unless a delayed date indicated (See Section.33-1-230(b)):
         Effective upon filing.
         -----------------------------------------------------------------------

5. The optional provisions which the corporation elects to include i the articles of incorporation are as follows (see Section 33-2-102 and the applicable comments thereto; andss.ss.35-2-105, and 35-2-221 of the 1976 Code): None


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6.       The name, address and signature of each incorporator is as follows(only one is required):
              Name                      Address                    Signature
         John W. Currie             1301 Gervais Street        s/John W. Currie
                                    Columbia, SC 29201


7. I, John W. Currie , an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code, as amended, relating to the articles of incorporation.


Date February 12, 1999                         s/John W. Currie
----------------------------------         ---------------------------------
                                                  Signature

                                           John W. Currie
                                           ----------------------------------
                                                  Name (type or print)

                                           McNair Law Firm, P.A.
                                           P.O. Box 11390; Columbia, SC 29211
                                           -----------------------------------
                                                   Address




                                FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.
2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.
3. Enclose one fee of $135.00 payable to the Secretary of State.

4. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (SEE
   Section 12-19-20).



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